                                                                    Exhibit 10.1



                                                                  EXECUTION COPY

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                          MBIA INSURANCE CORPORATION,
                                   as Insurer


                     T.A.R. PREFERRED MORTGAGE CORPORATION,
                                 as the Company


                                      and


                         CS FIRST BOSTON CORPORATION ,
                                 as Underwriter


                           INDEMNIFICATION AGREEMENT

                                  $280,000,000
                 PREFERRED MORTGAGE ASSET BACKED CERTIFICATES,
       SERIES 1996-2, CLASS A-1, A-2, A-3, A-4, A-5, and A-6 CERTIFICATES

                          Dated as of December 9, 1996


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

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Section 1.  Definitions........................................................1
Section 2.  Representations and Warranties of the Insurer......................2
Section 3.  Agreements, Representations and Warranties of the Underwriter......3
Section 4.  Agreements, Representations and Warranties of the Company..........4
Section 5.  Indemnification....................................................5
Section 6.  Insurer Undertaking................................................5
Section 7.  Notice To Be Given Insurer.........................................5
Section 8.  Notice To Be Given to the Underwriter..............................7
Section 9.  Notice To Be Given the Company.....................................8
Section 10. Contribution.......................................................9
Section 11. Notices...........................................................10
Section 12. Governing Law, Etc................................................10
Section 13. Insurance Agreement; Underwriting Agreement; Pooling and
            Servicing Agreement...............................................10
Section 14. Limitations.......................................................11
Section 15. Counterparts......................................................11


TESTIMONIUM.......................................................SIGNATURE PAGE

SIGNATURES AND SEALS..............................................SIGNATURE PAGE

                           INDEMNIFICATION AGREEMENT

     This Agreement, dated as of December 9, 1996, is by and among MBIA Insurance Corporation (the "Insurer"), as the Insurer under the Certificate Guaranty Insurance Policy (the "Policy") issued in connection with the Offered Certificates described below, T.A.R. Preferred Mortgage Corporation (the "Company") and CS First Boston Corporation (the "Underwriter").

     Section 1. DEFINITIONS. As used in this Agreement, the following terms shall have the respective meanings stated herein, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Capitalized terms used in this Agreement but not otherwise defined herein will have the meanings ascribed to such terms in the Pooling and Servicing Agreement (as described below).

     "Act" means the Securities Act of 1933, as amended, together with all related rules and regulations.

     "Agreement" means this Indemnification Agreement by and among the Insurer, the , the Company and the Underwriter.

     "Company Party" means the Company, each of its parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

     "Indemnified Party" means any party entitled to any indemnification pursuant to Section 5 below, as the context requires.

     "Indemnifying Party" means any party required to provide indemnification pursuant to Section 5 below, as the context requires.

     "Insurance Agreement" means the Insurance Agreement, dated as of December 1, 1996, by and among the Insurer, the Servicer, the Company, the Depositor and the Trustee.

     "Insurer Party" means the Insurer and its respective parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

     "Losses" means (i) any actual out-of-pocket loss paid by the party entitled to indemnification or contribution hereunder and (ii) any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person).

     "Offered Certificates" means the Preferred Mortgage Asset-Backed Certificates, Series 1996-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-6 Certificates, issued pursuant to the Pooling and Servicing Agreement.

     "Person" means any individual, partnership, joint venture, corporation, trust or unincorporated organization or any government or agency or political subdivision thereof.

     "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of December 1, 1996 by and among the Company, the Depositor, the Servicer and the Trustee.

     "Prospectus" means the form of final Prospectus included in the Registration Statement on each date that the Registration Statement and any post effective amendment or amendments thereto became effective.

     "Prospectus Supplement" means the form of final Prospectus Supplement dated December 9, 1996, and filed with the Securities and Exchange Commission on December 17, 1996.

     "Registration Statement" means the registration statement on Form S-3 relating to the Offered Certificates.

     "Servicer" means Advanta Mortgage Corp. USA, as Servicer.

     "Underwriter Party" means the Underwriter and its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Act) of any of the foregoing.

     "Underwriting Agreement" means the Underwriting Agreement by and between the Company and the Underwriter, dated December 9, 1996.

     Section 2. REPRESENTATIONS AND WARRANTIES OF THE INSURER. The Insurer represents and warrants to the Underwriter and the Company as follows:

          (a) Organization and Licensing. The Insurer is a duly incorporated and existing New York stock insurance company licensed to do business in the State of New York and is in good standing under the laws of such state.

          (b) Corporate Power. The Insurer has the corporate power and authority to issue the Policy and execute and deliver this Agreement and the Insurance Agreement and to perform all of its obligations hereunder and thereunder.

          (c) Authorization; Approvals. The issuance of the Policy and the execution, delivery and performance of this Agreement and the Insurance Agreement have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filings with any governmental agency or other governmental authority, or any approval of the Insurer's board of directors or

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

     stockholders, are necessary for the Policy, this Agreement and the Insurance Agreement to constitute the legal, valid and binding obligations of the Insurer.

          (d) Enforceability. The Policy, when issued, and this Agreement and the Insurance Agreement will each constitute a legal, valid and binding obligation of the Insurer, enforceable in accordance with its terms, subject to applicable laws affecting the enforceability of creditors' rights generally.

          (e) Financial Information. The consolidated financial statements of the Insurer as of December 31, 1995 and December 31, 1994 and for the three years ended December 31, 1995 incorporated by reference in the Prospectus Supplement (the "Insurer Audited Financial Statements"), fairly present in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied. The consolidated financial statements of the Insurer and its subsidiaries for the nine months ended September 30, 1996 incorporated by reference in the Prospectus Supplement (the "Insurer Unaudited Financial Statements") present fairly in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles applied in a manner consistent with the accounting principles used in preparing the Insurer Audited Financial Statements, and, since September 30, 1996 there has been no material change in such financial condition of the Insurer which would materially and adversely affect its ability to perform its obligations under the Policy.

          (f) Insurer Information. The information in the Prospectus Supplement as of the date hereof under the caption "The Certificate Insurance Policy and the Certificate Insurer" (the "Insurer Information") is limited and does not purport to provide the scope of disclosure required to be included in a prospectus for a registrant under the Securities Act of 1933, in connection with the public offer and sale of securities of such registrant. Within such limited scope of disclosure, the Insurer Information does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (g) No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations of it or would materially and adversely affect its ability to perform its obligations under this Agreement, the Policy or the Insurance Agreement.

     Section 3. AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE UNDERWRITER. The Underwriter represents and warrants to and agrees with the Company and the Insurer that the statements in the Prospectus Supplement made in reliance upon and in conformity with written information relating to the Underwriter furnished to the Company specifically for use in the preparation

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

of the Prospectus Supplement, and acknowledged in writing (referred to herein as the "Underwriter Information"), are true and correct in all material respects.

     Section 4. AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with the Insurer and the Underwriter as follows:

          (a) Registration Statement. The information in the Registration Statement, the Prospectus and the Prospectus Supplement, other than the Insurer Information and the Underwriter Information, is true and correct in all material respects and does not contain any untrue statement of a fact that is material or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) Organization. The Company is duly incorporated and existing under the laws of the State of California and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it, makes such qualification necessary.

          (c) Corporate Power. The Company has the corporate power and authority to execute and deliver this Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement and the Insurance Agreement and to perform all of its obligations hereunder and thereunder in all material respects.

          (d) Authorization; Approvals. The execution, delivery and performance of this Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement, the Insurance Agreement, the Custodial Agreement and the Assignment Agreement by the Company have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any approval of the Company's board of directors or stockholders, are necessary for this Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement and the Insurance Agreement to constitute the legal, valid and binding obligations of the Company.

          (e) Enforceability.   This Agreement, the Underwriting Agreement, the
     Pooling and Servicing Agreement and the Insurance Agreement will each constitute a legal, valid and binding obligation of the Company, each enforceable in accordance with its terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Company and to general principles of equity.

          (f) No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against it at law or in equity or before any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise)

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

     or its operations or would materially and adversely affect its ability to perform its obligations under this Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement or the Insurance Agreement.

     Section 5. INDEMNIFICATION. (a) The Insurer hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Company Party and each Underwriter Party against any and all Losses incurred by them with respect to the offer and sale of any of the Offered Certificates and resulting from the Insurer's breach of any of its representations and warranties set forth in Section 2 of this Agreement.

     (b) The Underwriter hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all Losses incurred by it with respect to the offer and sale of any of the Offered Certificates and resulting from the Underwriter's breach of any of its representations and warranties set forth in
Section 3 of this Agreement.

     (c) The Company hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all Losses incurred by it with respect to the offer and sale of any of the Offered Certificates and resulting from the Company's breach of any of its representations and warranties set forth in Section 4 of this Agreement.

     (d) Upon the incurrence of any Losses entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

     Section 6. INSURER UNDERTAKING. The Insurer hereby agrees that, for so long as the Underwriter is required under the Act to deliver a Prospectus Supplement in connection with the sale of any of the Offered Certificates, the Insurer will furnish to either the Underwriter or the Company, or both, upon written request of such party or parties and at the expense of the Underwriter or the Company, as the case may be, copies of the Insurer's most recent financial statements (annual or interim, as the case may be) prepared in accordance with generally accepted accounting principles (subject, as to interim statements, to normal year-end adjustments) within a reasonable time after they are available.

     Section 7. NOTICE TO BE GIVEN INSURER. Except as provided in Section 10 below with respect to contribution, the indemnification provided herein by the Insurer shall be the exclusive remedy of each Underwriter Party or Company Party for the Losses resulting from the Insurer's breach of a representation, warranty or agreement hereunder; provided, however, that each Underwriter Party or Company Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle each Underwriter Party or Company Party to be indemnified under this Agreement, such party shall give the Insurer written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof and the Insurer, upon request of the

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

Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Insurer may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. The Insurer may, at its option, at any time upon written notice to the Indemnified Party, assume the defense of any proceeding and may designate counsel reasonably satisfactory to the Indemnified Party in connection therewith provided that the counsel so designated would have no actual or potential conflict of interest in connection with such representation. Unless it shall assume the defense of any proceeding the Insurer shall not be liable for any settlement of any proceeding, effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Insurer agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Insurer shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, each Company Party or each Underwriter Party, as the case may be. The Indemnified Party will have the right to employ its own counsel in any such action, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at the Insurer's expense has been authorized in writing by the Insurer,
(2) the Insurer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (3) the named parties to any such action include the Insurer on the one hand and, on the other hand, the Indemnified Party, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case, if such Indemnified Party notifies the Insurer in writing that it elects to employ separate counsel at the expense of the Insurer, the Insurer shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Insurer, and all such fees and expenses will be reimbursed promptly as they are incurred. In the event that any expenses so paid by the Insurer are subsequently determined to not be required to be borne by the Insurer hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment. Notwithstanding the foregoing, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Insurer shall not be liable for the fees and expenses of more than one counsel for all Company Parties and more than one counsel for all Underwriter Parties. The Underwriter Parties and Company Parties shall cooperate with the Insurer Parties in resolving any event which would give rise to an indemnity obligation pursuant to Section 5(a) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of each Company Party or each Underwriter Party, as the case may be, who is subject to such claim or action, on the one hand, and each Insurer Party who is subject to such claim or action, on the other hand; provided, however, that the consent of such Company Party or such Underwriter Party, as applicable, shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Company Party or Underwriter Party. Any failure by a Company Party or Underwriter Party, as the case may be, to comply with the provisions of this Section shall relieve the Insurer of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Insurer's financial liability hereunder, and then only to the extent of such prejudice.

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

     Section 8. NOTICE TO BE GIVEN TO THE UNDERWRITER. Except as provided below in Section 10 with respect to contribution, the indemnification provided herein by the Underwriter shall be the exclusive remedy of any Insurer Party for the Losses resulting from the Underwriter's breach of a representation, warranty or agreement hereunder; provided, however, that each Insurer Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle each Insurer Party to be indemnified under this Agreement, such party shall give the Underwriter written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof and the Underwriter, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Underwriter may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. The Underwriter may, at its option, at any time upon written notice to the Indemnified Party, assume the defense of any proceeding and may designate counsel reasonably satisfactory to the Indemnified Party in connection therewith provided that the counsel so designated would have no actual or potential conflict of interest in connection with such representation. Unless it shall assume the defense of any proceeding the Underwriter shall not be liable for any settlement of any proceeding, effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Underwriter agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Underwriter shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Insurer Party. The Indemnified Party will have the right to employ its own counsel in any such action, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless
(1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Underwriter, (2) the Underwriter has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (3) the named parties to any such action include the Underwriter on the one hand and, on the other hand, the Indemnified Party, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case, if such Indemnified Party notifies the Underwriter in writing that it elects to employ separate counsel at the expense of the Underwriter, the Underwriter shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Underwriter, and all such fees and expenses will be reimbursed promptly as they are incurred. In the event that any expenses so paid by the Underwriter are subsequently determined to not be required to be borne by the Underwriter hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment. Notwithstanding the foregoing, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Underwriter shall not be liable for the fees and expenses of more than one counsel for all Insurer Parties. The Insurer Party shall cooperate with each Underwriter Party and the Company Party in resolving any event which would give rise to an indemnification obligation pursuant to Section 5(b) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of the Insurer Party

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

who is subject to such claim or action, on the one hand, and each Underwriter Party who is subject to such claim or action, on the other hand; provided, however, that the consent of such Insurer Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Insurer Party. Any failure by an Insurer Party to comply with the provisions of this Section shall relieve the Underwriter of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Underwriter's financial liability hereunder, and then only to the extent of such prejudice.

     Section 9.  NOTICE TO BE GIVEN THE COMPANY.  Except as provided below in
Section 10 with respect to contribution, the indemnification provided herein by the Company shall be the exclusive remedy of any Insurer Party for the Losses resulting from the Company's breach of a representation, warranty or agreement hereunder; provided, however, that the Insurer Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Insurer Party to be indemnified under this Agreement, such party shall give the Company written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof and the Company, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. The Company may, at its option, at any time upon written notice to the Indemnified Party, assume the defense of any proceeding and may designate counsel reasonably satisfactory to the Indemnified Party in connection therewith provided that the counsel so designated would have no actual or potential conflict of interest in connection with such representation. Unless it shall assume the defense of any proceeding the Company shall not be liable for any settlement of any proceeding, effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Company shall be entitled to participate in the defense of any such action or claim in reasonable
cooperation with, and with the reasonable cooperation of, the Insurer.   The
Indemnified Party will have the right to employ its own counsel in any such action, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Company, (2) the Company has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (3) the named parties to any such action include the Company, on the one hand, and, on the other hand, the Indemnified Party, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case, if such Indemnified Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Company, and all such fees and expenses will be reimbursed promptly as they are incurred. In the event that any expenses so paid by the Company are subsequently determined to not be required to be borne by the Company hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment. Notwithstanding the foregoing, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Company shall not be liable for the fees and expenses of more than one counsel for all Insurer Parties. Each Insurer Party shall cooperate with each Company Party and each Underwriter Party in resolving any event which would give rise to an indemnification obligation pursuant to Section 5(c) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of each Insurer Party who is subject to such claim or action, on the one hand, and the Company Party, on the other hand; provided, however, that the consent of such Insurer Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Insurer Party. Any failure by an Insurer Party to comply with the provisions of this Section shall relieve the Company of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Company's financial liability hereunder, and then only to the extent of such prejudice.

     Section 10. CONTRIBUTION. (a) To provide for just and equitable contribution if the indemnification provided by the Insurer is determined to be unavailable for any Underwriter Party (other than pursuant to Section 5 or 7 of this Agreement), or if the indemnification provided by the Underwriter is determined to be unavailable for any Insurer Party (other than pursuant to Section 5 or 8 of this Agreement), the Insurer and the Underwriter shall contribute to the aggregate costs of liabilities arising from any breach of their respective representations and warranties set forth in this Agreement on the basis of the relative fault of all Insurer Parties and all Underwriter Parties.

     (b) To provide for just and equitable contribution if the indemnification provided by the Insurer is determined to be unavailable for any Company Party (other than pursuant to Section 5 or 7 of this Agreement), or if the indemnification provided by the Company is determined to be unavailable for any Insurer Party (other than pursuant to Section 5 or 9 of this Agreement), the Insurer and the Company shall contribute to the aggregate cost of liabilities arising from any breach of their respective representations and warranties set forth in this Agreement on the basis of the relative fault of all Insurer Parties and all Company Parties.

     (c)   Reserved.

     (d) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth in Section 2, 3 or 4 of this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

     (e) The Parties agree that the Insurer shall be solely responsible for the Insurer information and for the Insurer Financial Statements, that the Underwriter shall be solely responsible for the Underwriter information provided by the Underwriter in writing for use in the Prospectus Supplement and that the Company shall be responsible for all other information in the Registration Statement and in the Prospectus Supplement.

     (f) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (g) The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter Party, any Company Party or any Insurer Party, (ii) the issuance of any Offered Certificates or the Policy or (iii) any termination of this Agreement.

     (h) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

     Section 11. NOTICES. All notices and other communications provided for under this Agreement shall be addressed to the address set forth below as to each party or at such other address as shall be designated by a party in a written notice to the other party.

    If to the Insurer:          MBIA Insurance Corporation
                                113 King Street
                                Armonk, NY  10504
                                Attention:  Insured Portfolio Management-
                                            Structured Finance (IPM-SF)

    If to the Company:          T.A.R. Preferred Mortgage Corporation
                                19782 MacArthur, Suite 260
                                Irvine, CA  92715
                                Attention:  President

    If to the Underwriter:      CS First Boston Corporation
                                11 Madison Avenue
                                New York, NY 10010
                                Attention:  Nita S. Cherry, Asset Finance Group

     Section 12. GOVERNING LAW, ETC. This Agreement shall be deemed to be a contract under the laws of the State of New York and shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws provisions. This Agreement may not be assigned by any party without the express written consent of each other party. Amendments of this Agreement shall be in writing signed by each party. This Agreement shall not be effective until executed by each of the Insurer, the Company and the Underwriter.

     Section 13. INSURANCE AGREEMENT; UNDERWRITING AGREEMENT; POOLING AND SERVICING AGREEMENT. This Agreement in no way limits or otherwise affects the indemnification obligations of the Company under (a) the Insurance Agreement,
(b) the Underwriting Agreement or (c) the Pooling and Servicing Agreement. To the extent that this Agreement conflicts with or does not address the

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relative rights of the Underwriter and Company as between themselves as set forth in the Underwriting Agreement, the Underwriting Agreement shall govern.

     Section 14. LIMITATIONS. Nothing in this Agreement shall be construed as a representation or undertaking by the Insurer concerning maintenance of the rating currently assigned to its claims-paying ability by Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. ("S&P") or any other rating agency (collectively, the "Rating Agencies").

     Section 15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall together constitute but one and the same instrument.


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     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                                    MBIA INSURANCE CORPORATION


                                    By  /s/ Lisa A.
                                      -------------------------------
                                    Title
                                         ----------------------------


                                    T.A.R. PREFERRED MORTGAGE
                                    CORPORATION

                                    By /s/ Todd A. Rodriguez
                                      -------------------------------
                                    Title Chief Executive Officer
                                         ----------------------------


                                    CS FIRST BOSTON CORPORATION


                                    By /s/ Fiachra O'Driscoll
                                      -------------------------------
                                    Title Vice President
                                         ----------------------------

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